TRADE AND OTHER RECEIVABLES (Details) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Trade and other receivables [abstract]
Trade receivables	$ 9.5	$ 3.8
Sales tax receivable	14.0	22.7
Unsettled provisionally priced concentrate derivatives and swap contracts (Note 13)	(0.7)	(1.9)
Proceeds due from the sale of Mesquite, excluding income tax refund receivable (Note 15)	11.2	0.0
Other	1.9	2.5
Total trade and other receivables	$ 35.9	$ 27.1